INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST
SUPPLEMENT DATED JANUARY 19, 2022 TO THE
PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 26, 2021 OF:
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC)
(the “Fund”)
Effective immediately, the Fund’s Prospectuses and Statement of Additional Information are revised as noted below.
•
In the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and the “Summary Information – Principal Investment Strategies” section of the Fund’s Statutory Prospectus, the first sentence of the second paragraph is deleted and replaced with the following:
Under normal circumstances, the Fund invests, either directly or through a wholly-owned subsidiary (the “Subsidiary”), in a combination of four categories of investments: (i) exchange-traded futures contracts on underlying commodities (“Commodities Futures”); (ii) other instruments whose value is derived from or linked to price movements of underlying physical commodities, represented by exchange-traded futures contracts on commodity indices, commodity-linked notes, exchange-traded options on Commodities Futures, swaps on commodities and commodity-related forward contracts (collectively, these are “Commodity-Linked Instruments”); (iii) exchange-traded products related to or providing exposure to commodities (i.e., commodity-linked equity securities, exchange-traded notes (“ETNs”) and commodity pools), as described further below (collectively, the “Commodity-Related Assets”); and (iv) cash, cash-like instruments or high-quality securities (collectively, “Collateral”).
•
In the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and the “Summary Information – Principal Investment Strategies” section of the Fund’s Statutory Prospectus, the sixth paragraph is deleted and replaced with the following:
The Fund (and the Subsidiary) may invest directly in Commodity-Related Assets. Such investments include the Invesco DB Commodity Index Tracking Fund (the “Commodity Pool”), a commodity pool that seeks to track the performance of the Benchmark. The Fund will limit its investments in the Commodity Pool and other pools so that no single pool represents more than 25% of the Fund’s total assets. In addition, the Fund may invest in ETNs, as well as exchange-traded common stocks of companies that operate in commodities, natural resources and energy businesses, and in associated businesses, including companies that provide services or have exposure to such businesses.
•
In the “Additional Information About the Fund’s Strategies and Risks – Principal Investment Strategies” section of the Fund’s Statutory Prospectus, the tenth paragraph is deleted and replaced with the following:
The Fund (and the Subsidiary) also may gain exposure to commodities by investing directly in Commodity-Related Assets. Such investments include commodity pools that, in turn, invest in the underlying commodities. The Fund will limit its investments in commodity pools so that no single pool represents more than 25% of the Fund’s total assets. In addition, the Fund may invest in ETNs, as well as exchange-traded common stocks of companies that operate in commodities, natural resources and energy businesses, and in associated businesses, including companies that provide services or have exposure to such businesses.
•
In the Fund’s Statutory Prospectus, the first paragraph in the section titled “Other Information” is deleted.
•
In the Fund’s Statement of Additional Information, the subsection titled “Other Investment Companies” in the section titled “Investment Strategies and Risks – Investment Risks” is deleted and replaced with the following:
1

Other Investment Companies. Unless otherwise indicated in this SAI or in the Fund’s prospectus, the Fund may purchase shares of other investment companies, including exchange-traded funds (“ETFs”), non-exchange traded U.S. registered open-end investment companies (mutual funds), closed-end investment companies, or non-U.S. investment companies traded on foreign exchanges. When the Fund purchases shares of another investment company, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.
The Fund’s investment in the securities of other investment companies is subject to the applicable provisions of the 1940 Act and the rules thereunder. Specifically, Section 12(d)(1) of the 1940 Act contains various limitations on the ability of a registered investment company (an “acquiring fund”) to acquire shares of another registered investment company (an “acquired fund”). Under these limits, an acquiring fund generally cannot (i) purchase more than 3% of the total outstanding voting stock of an acquired fund; (ii) invest more than 5% of its total assets in securities issued by an acquired company; and (iii) invest more than 10% of its total assets in securities issued by other investment companies. Likewise, an acquired fund, as well as its principal underwriter or any broker or dealer registered under the Securities Exchange Act of 1934, cannot knowingly sell more than 3% of the total outstanding voting stock of the acquired fund to an acquiring fund, or more than 10% of the total outstanding voting stock of the acquired fund to acquiring funds generally.
In October 2020, the SEC adopted Rule 12d1-4 under the 1940 Act to create a regulatory framework for funds’ investments in other funds. Rule 12d1-4 allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Among those conditions is the requirement that, prior to a fund relying on Rule 12d1-4 to acquire securities of another fund in excess of the limits of Section 12(d)(1), the acquiring fund must enter into a Fund of Funds Agreement with the acquired fund. (This requirement does not apply when the acquiring fund’s investment adviser acts as the acquired fund’s investment adviser and does not act as sub-adviser to either fund.)
Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent that Fund shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds.
In addition to Rule 12d1-4, the 1940 Act and related rules provide other exemptions from these restrictions. For example, these limitations do not apply to investments by the Fund in investment companies that are money market funds, including money market funds that have the Adviser or an affiliate of the Adviser as an investment adviser.
Please Retain This Supplement For Future Reference.
COMMODITY-PROSAI-SUP 011922